UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 3, 2021

Date of Report (Date of earliest event reported)

GREENCITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39404	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Eshan Road, Floor 6, Pudong New District, Shanghai, China	200120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 21-20257919

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share	GRCYU	The Nasdaq Stock Market LLC
Ordinary Share	GRCY	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	GRCYW	The Nasdaq Stock Market LLC

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 3, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Greencity Acquisition Corporation (the “Company”) approved the engagement of Friedman LLP (the “Successor Auditor” or “Friedman”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2021, effective immediately.  In connection with the selection of Friedman, the Audit Committee dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm on August 3, 2021.

During the years ended December 31, 2020 and 2019, and the subsequent interim period through August 3, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in their reports.

Marcum’s report of independent registered public accounting firm, dated March 31, 2021, except for the effects of the restatement discussed in Note 2, 3 and 10 as to which the date is July 26, 2021 on the Company’s balance sheets as of December 31, 2020 and 2019, the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years ended December 31, 2020 and December 31, 2019, and the related notes to the consolidated financial statements did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in which Marcum expressed substantial doubt about the Company’s ability to continue as a going concern and other than with respect to the restatement of the Company’s financial statements for the year ended December 31, 2020, as discussed in Note 2 to the financial statements included in the Company’s Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2021.

During the fiscal years ending December 31, 2020 and December 31, 2019 and the subsequent interim period through August 3, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for the warrants issued in connection with the Company’s initial public offering, which resulted in the restatement of the Company’s financial statements for the year ended December 31, 2020, as set forth in the Company’s Form 10-K/A, as filed with the SEC on July 26, 2021.

The Company provided Marcum with a copy of this Form 8-K and requested that Marcum provides the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Marcum’s letter is furnished as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2020 and 2019, and the subsequent interim period through August 3, 2021, neither the Company nor anyone on its behalf has consulted Friedman with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated August 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of August 4, 2021 by the undersigned hereunto duly authorized.

Greencity Acquisition Corporation

By:	/s/ Jinlong Liu
Jinlong Liu
Chief Executive Officer